Net (loss) earnings per share	12 Months Ended
Mar. 31, 2016
Accounting Policies [Abstract]
Net (loss) earnings per share
18	Net (loss) / earnings per share

Basic (loss) / earnings per share is computed by dividing net (loss) / earnings available to common stockholders by the weighted average number of shares of common stock outstanding. Diluted earnings per share is computed in a manner consistent with that of basic earnings per share while giving effect to all potentially dilutive shares of common stock that were outstanding during the period, including stock options.

The diluted net (loss) / earnings per share was the same as the basic net (loss) / shares per share for the years ended March 31, 2014, 2015 and 2016, as all potential common shares (70,000 shares on March 31, 2014, 30,000 shares on March 31, 2015 and 850,000 shares on March 31, 2016) from the exercise of stock options are anti-dilutive and are therefore excluded from the computation of diluted net (loss) / earnings per share.